UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2005

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

Marriott International, Inc. (“Marriott”) today issued a press release detailing certain information that will be presented as part of Marriott’s Security Analyst Meeting which is being held today, Thursday, June 2, 2005, beginning at 8:30 a.m. (ET), at the Ritz-Carlton, South Beach hotel in Miami, Florida.

The meeting is available via live audio webcast and an audio replay at http://www.marriott.com/investor (click on “Recent Investor News” and then click on “Marriott International Security Analyst Meeting June 2, 2005”). The materials presented at the meeting are also available at the same site. The materials include certain non-GAAP financial measures and the related reconciliations of the non-GAAP financial measures to the most directly related comparable GAAP measures.

A copy of Marriott’s press release is attached as Exhibit 99 and incorporated by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished with this report:

Exhibit 99 – Press release issued on June 2, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: June 2, 2005	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President, Financial Information and Enterprise Risk Management

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated June 2, 2005, relating to Marriott International, Inc.’s June 2, 2005 Security Analyst Meeting.

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